POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Charles R. Barton III constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or ca use to be done by virtue hereof.

SIGNATURE

/s/ Charles R. Barton III

Charles R. Barton III

Trustee

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Stefan L. Geiringer constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority  to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do o r cause to be done by virtue hereof.

SIGNATURE

/s/ Stefan L. Geiringer

Stefan L. Geiringer

Trustee

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Robert M. Grohol constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause t o be done by virtue hereof.

SIGNATURE

/s/ Robert M. Grohol

Robert M. Grohol

Trustee

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Arthur M. Scutro, Jr. constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or ca use to be done by virtue hereof.

SIGNATURE

/s/ Arthur M. Scutro, Jr.

Arthur M. Scutro, Jr.

Trustee

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that James M. Srygley constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause t o be done by virtue hereof.

SIGNATURE

/s/ James M. Srygley

James M. Srygley

Trustee

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Robert F. Wentworth constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or caus e to be done by virtue hereof.

SIGNATURE

/s/ Robert F. Wentworth

Robert F. Wentworth

Trustee

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Kathyrn S. Head constitutes and appoints Larry R. Lavoie as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection  therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and  authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE

/s/ Kathryn S. Head

Kathyrn S. Head

Trustee and President

Dated: May 17, 2007

POWER OF ATTORNEY

FIRST INVESTORS EQUITY FUNDS

KNOW ALL MEN BY THESE PRESENTS, that John T. Sullivan constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Equity Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause t o be done by virtue hereof.

SIGNATURE

/s/ John T. Sullivan

John T. Sullivan

Trustee

Dated: May 17, 2007